EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF

GLOBAL ASSET MANAGEMENT GROUP, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of GLOBAL ASSET MANAGEMENT GROUP, INC. for the quarter ended September 30, 2025, the undersigned, Richard Balles, Principal Financial Officer of GLOBAL ASSET MANAGEMENT GROUP, INC., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 fairly presents, in all material respects, the financial condition and results of operations of GLOBAL ASSET MANAGEMENT GROUP, INC..

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: November 12, 2025	By:	/s/ Richard Balles
	Name:	RICHARD BALLES
(Principal Financial/Accounting Officer)